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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 31, 2002



                            ONCURE TECHNOLOGIES CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

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               Florida                                 0-30799                              59-3191053
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
    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
            incorporation)
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



610 Newport Center Drive, Suite 350                      Newport Beach, CA 92660
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (949) 721-6540



                7450 East River Road, Suite 3, Oakdale CA 95361
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS.

         As previously reported by OnCure Technologies Corp., a Florida corporation (the "Registrant"), on September 30, 2002, its wholly-owned subsidiary, U.S. Cancer Care, Inc., a Delaware corporation ("USCC"), entered into an Option to Purchase Agreement (the "Option Purchase Agreement") with DVI Financial Services, Inc., a Delaware corporation ("DVI"). Pursuant to the Option Purchase Agreement, USCC granted DVI an option (the "Option") to purchase 100% of the issued and outstanding membership interest (the "Interest") in Corpus Christi Acquisition, LLC, a Delaware limited liability company ("CCA"), in exchange for 837,758 shares (the "Shares") of common stock of the Registrant owned by DVI. The purchase price for the Interest upon exercise of the Option was: (i) one dollar ($1.00), (ii) the forgiveness, release, and discharge by DVI of all indebtedness (the "DVI Indebtedness") relating to CCA owed by the Registrant or its affiliates to DVI, and (iii) the assumption of all of the indebtedness (the "Assumed Indebtedness") of the Registrant and its affiliates, including the DVI Indebtedness, relating to the operations of CCA.

         In accordance with the Option Purchase Agreement, DVI assigned its right to exercise the Option to Dolphin Medical Inc., a Delaware corporation ("Dolphin"). Pursuant to a Purchase Agreement (the "Purchase Agreement"), dated as of October 31, 2002 and effective as of September 30, 2002, by and among Dolphin, USCC and the Registrant, Dolphin exercised the Option and purchased the Interest by assuming all of the Assumed Indebtedness and, in connection therewith, DVI released and discharged the Registrant and its affiliates from their obligation to repay the DVI Indebtedness.

         CCA is in the business of operating and managing the Calallen Regional Cancer Center in Corpus Christi, Texas. As a result of the sale of the Interest to Dolphin, the Registrant will no longer provide services at the Calallen Regional Cancer Center.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             None.








                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OnCure Technologies Corp. (Registrant)



Dated: November 8, 2002             By:     /s/ Richard A. Baker
                                            ----------------------------
                                            Richard A. Baker,
                                            Chief Financial Officer